UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (earliest event reported):   August 20, 2008

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10346	77-0226211
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

9485 Haven Avenue, Suite 100

Rancho Cucamonga, California 91730

(Address of principal executive offices) (Zip code)

(909) 987-9220

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.01.                                          Completion of Acquisition or Disposition of Assets.

On August 26, 2008, EMRISE Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting its acquisition of Custom Components, Inc. (“CCI”) and its subsidiary Advanced Control Components, Inc. (“ACC”).  This Current Report on Form 8-K/A amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.  The information previously reported in the Initial Form 8-K is hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01                                             Financial Statements and Exhibits

(a)                                  Financial Statements of Businesses Acquired.

The following financial statements required by Item 9.01(a) of Form 8-K are included in this report:

(i)    Audited Consolidated Financial Statements of Custom Components, Inc. and Subsidiary for the Nine Months Ended March 31, 2008 and the Year Ended June 30, 2007 are attached hereto as Exhibit 99.1.

(ii)   Unaudited Condensed Consolidated Balance Sheet of Custom Components, Inc. and Subsidiary as of June 30, 2008 and Unaudited Condensed Consolidated Statement of Operations of Custom Components, Inc. and Subsidiary for the Three Months Ended June 30, 2008 are attached hereto as Exhibit 99.2.

(b)                                 Pro Forma Financial Information

The following pro forma financial information required by Item 9.01(b) of Form 8-K is included in this report:

(i)    Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2007 and for the Six Months Ended June 30, 2008 of EMRISE Corporation are attached hereto as Exhibit 99.3.

(d)                                 Exhibits:

Exhibit No.	Description

99.1	Audited Consolidated Financial Statements of Custom Components, Inc. and Subsidiary for the Nine Months Ended March 31, 2008 and the Year Ended June 30, 2007

99.2

Unaudited Condensed Consolidated Balance Sheet of Custom Components, Inc. and Subsidiary as of June 30, 2008 and Unaudited Condensed Consolidated Statement of Operations of Custom Components, Inc. and Subsidiary for the Three Months Ended June 30, 2008

99.3

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2007 and for the Six Months Ended June 30, 2008 of EMRISE Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMRISE CORPORATION

Dated: October 30, 2008	By:	/s/ D. JOHN DONOVAN
D. John Donovan, Vice President of Finance
and Administration (principal financial
officer)

INDEX TO EXHIBITS ATTACHED TO THIS REPORT

Exhibit No.	Description

99.1	Audited Consolidated Financial Statements of Custom Components, Inc. and Subsidiary for the Nine Months Ended March 31, 2008 and the Year Ended June 30, 2007

99.2

Unaudited Condensed Consolidated Balance Sheet of Custom Components, Inc. and Subsidiary as of June 30, 2008 and Unaudited Condensed Consolidated Statement of Operations of Custom Components, Inc. and Subsidiary for the Three Months Ended June 30, 2008

99.3

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2007 and for the Six Months Ended June 30, 2008 of EMRISE Corporation